GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
 (the "Fund")

Supplement dated January 9, 2001 to
Prospectus dated December 29, 2000

The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Fund Expenses":

Annual Expenses
	(as a percentage of net assets)
	Management fees*...........................................................
 ....   0.90%
	Other Expenses**.............................................................
 ..   0.35
Total Annual Operating Expenses...............................................
 ....  1.25%

* On November 3, 2000 SSB Citi instituted a voluntary waiver of a portion of its management fees in order to enable the fund to increase its dividend yield. The waiver is a temporary measure and may be terminated at any time by SSB Citi. The amount stated above does not reflect this waiver. See "Management of the Fund-
Investment Manager" for further details.

** "Other Expenses," as shown above, are based on expenses for the fiscal year ended August 31, 2000.


The following information revises the information set forth in the Prospectus of the Fund under "Management of the Fund-Investment Manager":

Effective November 3, 2000, the manager instituted a voluntary fee waiver whereby its management fees are received at an annual rate of 0.65% of average daily net assets for the fiscal year ending August 31, 2001. This waiver is a temporary measure and may be terminated at any time by the manager.